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                                                                    EXHIBIT 23











                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File No. 33-91238, File No. 33-94878, and File No. 33-99728).

                                                    ARTHUR ANDERSEN LLP




Chattanooga, Tennessee
June 26, 1997